                                   AGREEMENT

         AGREEMENT (this "Agreement") dated as of January 11, 1999, by and between Cendant Corporation (the "Company") and Stephen P. Holmes (the "Executive").

         WHEREAS, the Company (formerly known as CUC International, Inc. and the successor in interest to HFS Incorporated) and the Executive are parties to that certain agreement, dated as of September 12, 1997, governing the terms of the Executive's employment with the Company (the "Employment Agreement"); and

         WHEREAS, the Company and the Executive desire that the Executive perform a substantial portion of his duties in the Company's business office located in Manhattan, New York City.

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The last clause of the first sentence of Section VIII.E.ii of the Employment Agreement, which clause currently reads, in its entirety, as "or any relocation of the Executive's employment to a location more than 15 miles from the city limits of Parsippany, New Jersey," is hereby amended and restated to read, in its entirety as follows:

                  "or any relocation of the Executive's employment to a location which is each of (i) more than 15 miles from the city limits of Parsippany, New Jersey and (ii) outside of the borough of Manhattan, New York City."

2. Except as otherwise provided in this Agreement, the Employment Agreement shall remain in full force and effect.

3. This Agreement has been executed and delivered in the State of New Jersey and its validity, interpretation, performance and enforcement shall be governed by the laws of such state.

4. This Agreement may be executed in counterparts, of each which will be deemed an original, but both of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                              CENDANT CORPORATION

                              By:      /s/ Thomas D. Christopoul
                                       -----------------------------
                                       Thomas D. Christopoul
                                       Executive Vice President
                                       Human Resources
/s/ Stephen P. Holmes
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Stephen P. Holmes